UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2021

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)

(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2021, Target Corporation’s Board of Directors elected David P. Abney and Gail K. Boudreaux as directors of Target Corporation, effective August 11, 2021, and September 23, 2021, respectively.

Mr. Abney, 65, served as Chairman of the Board and Chief Executive Officer of United Parcel Service, Inc. from February 2016 to June 2020. Prior to that, he served United Parcel Service, Inc. as Chief Executive Officer from September 2014 to February 2016, as Chief Operating Officer from 2007 to September 2014, and most recently as Executive Chairman from June 2020 to September 2020. Mr. Abney is currently a director of Northrop Grumman Corporation and Freeport-McMoRan, Inc.

Ms. Boudreaux, 61, has been President and Chief Executive Officer and a director of Anthem, Inc. since November 2017. She previously served as Chief Executive Officer of GKB Global Health, LLC from July 2015 to November 2017. From May 2008 to February 2015, Ms. Boudreaux served UnitedHealth Group, Inc. as Executive Vice President while simultaneously holding senior leadership roles with its subsidiary, UnitedHealthcare, serving as Chief Executive Officer from January 2011 to November 2014, and President from May 2008 to January 2011. Prior to working at UnitedHealth Group, Ms. Boudreaux held executive level leadership positions at Health Care Services Corporation and Aetna, Inc..

No action has been taken at this time with respect to committee appointments for Mr. Abney and Ms. Boudreaux.

Each of Mr. Abney and Ms. Boudreaux will receive a one-time grant of RSUs with a grant date fair value of $50,000, and the annual compensation we provide to non-employee directors described in our proxy statement.

A copy of the News Release describing these changes to the Board of Directors is attached as Exhibit 99.

On August 5, 2021, Kenneth L. Salazar informed the Board of Directors of Target Corporation of his decision to resign from the Board, effective immediately.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99	Target Corporation’s News Release dated August 12, 2021 relating to changes to the Board of Directors

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: August 11, 2021	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer